UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 9, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               Parke Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                      333-122406            65-1241959
-----------------------------     ---------------------  ----------------------
(State or other jurisdiction      (Commission File No.)   (IRS Employer
 of incorporation)                                        Identification Number)


601 Delsea Drive, Washington Township, New Jersey              08080
-------------------------------------------------          ------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (856) 256-2500
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                               PARKE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                            Section 8 - Other Events

Item 8.01.  Other Events.

         On November 9, 2005, the Registrant announced that its Board of Directors had authorized the repurchase of up to 115,000 or approximately 5% of the issued and outstanding shares of common stock of the Registrant. Stock repurchases will be made from time to time, in the open market or in privately negotiated transactions, at the discretion of management of the Registrant. The timing of the repurchases will depend on market conditions and other requirements. The Registrant currently anticipates the share repurchase program will be completed within 12 months. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

            Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

           (c) Exhibits:

               Exhibit 99 - Press Release, dated November 9, 2005
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 PARKE BANCORP, INC.




Date: November 9, 2005           By:    /s/Ernest D. Huggard
                                    -----------------------------------------
                                        Ernest D. Huggard
                                        Senior Vice President/Chief Financial
                                        Officer
                                        (Duly Authorized Representative)